[LETTERHEAD OF KRAMER, LEVIN, NAFTALIS & FRANKEL]

                                 August 21, 1998


The Victory Variable Funds
3435 Stelzer Road
Columbus, OH 43219

                         Re:   The Victory Variable Funds
                               Registration Statement on Form N-1A
                               ICA #: 811-8979
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Dear Gentlemen:

         We hereby consent to the reference of our firm as Counsel in this Registration Statement on Form N-1A.

                                            Very truly yours,

                                            /s/Kramer, Levin, Naftalis & Frankel
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